UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 21, 2007

MOLSON COORS BREWING COMPANY
(Exact name of registrant as specified in its charter)

Commission File Number: 1-14829

Delaware	84-0178360
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

1225 17th Street, Suite 3200, Denver, Colorado 80202
1555 Notre Dame Street East, Montréal, Québec, Canada, H2L 2R5
(Address of principal executive offices, including zip code)

(303) 277-6661 / (514) 521-1786
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

In the Company’s Proxy Statement filed with the SEC on April 11, 2007 (“Proxy Statement”), the Company disclosed the grant date fair value of equity awards to its Named Executive Officers in 2006 that was recognized by the Company for the year ended December 31, 2006 in accordance with SFAS 123R.   See “Grants of Plan Based Awards for 2006” in the Proxy Statement.  Set forth below is the full grant date fair value of these awards:

Leo Kiely
Performance Shares awarded 3/16/06	$4,148,400
Restricted Shares granted 3/16/06	$553,120
Stock Options granted 3/16/06	$1,474,914

Timothy V. Wolf
Performance Shares awarded 3/16/06	$1,237,606
Restricted Shares granted 3/16/06	$228,162
Stock Options granted 3/16/06	$567,274

Peter H. Coors
Performance Shares awarded 5/18/06	$2,613,200
Restricted Shares granted 5/18/06	$359,315
Stock Options granted 5/18/06	$964,862

Frits van Paasschen
Performance Shares awarded 3/16/06	$1,237,606
Restricted Shares granted 3/16/06	$207,420
Stock Options granted 3/16/06	$521,893
Restricted Shares granted 3/21/06	$1,165,526
LOSAR granted 3/21/06	$322,500

Peter Swinburn
Performance Shares awarded 3/16/06	$1,237,606
Restricted Shares granted 3/16/06	$207,420
Stock Options granted 3/16/06	$521,893

Kevin T. Boyce
Performance Shares awarded 3/16/06	$1,237,606
Restricted Shares granted 3/16/06	$207,420
Stock Options granted 3/16/06	$453,820

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOLSON COORS BREWING COMPANY

Date: June 22, 2007	By:	/s/ Samuel D. Walker
Samuel D. Walker
Chief Legal Officer

Exhibit List

None.